Exhibit 99.2 May 31, 2024 Positive Rate of Change Continues

Important Disclosures Forward-Looking and Cautionary Statements Certain statements in this presentation concerning the business combination transaction (the “Arrangement”) between Chord Energy Corporation (“Chord”) and Enerplus Corporation (“Enerplus”), including any statements regarding the results, effects, benefits and synergies of the Arrangement, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Chord’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Chord’s plans and expectations with respect to the Arrangement and the anticipated impact of the Arrangement on the combined company’s results of operations, financial position, growth opportunities and competitive position, including strategies and plans and integration. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, potential adverse reactions or changes to business or employee relationships, including those resulting from the completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Chord and Enerplus; the effects of the business combination of Chord and Enerplus, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters. Additional factors that could cause results to differ materially from those described above can be found in the definitive proxy statement filed by Chord on April 9, 2024, Chord’s Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q, which are on file with the Securities and Exchange Commission (the “SEC”) and available from Chord’s website at www. chordenergy.com under the “Investors” tab, and in other documents Chord files with the SEC and in the information circular and proxy statement filed by Enerplus on April 25, 2024 and Enerplus’ annual information form for the year ended December 31, 2023, which are on file with the SEC and on SEDAR+ and available from Enerplus’ website at www.enerplus.com under the “Investors” tab, and in other documents Enerplus files with the SEC or on SEDAR+. All forward-looking statements speak only as of the date they are made and are based on information available at that time. Chord undertakes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. Non-GAAP Financial Measures Projected EBITDA, net debt, and free cash flow are specified financial measures that are not presented in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measure should not be considered in isolation or as a substitute for net income (loss), operating income (loss), net cash provided by (used in) operating activities, earnings (loss) per share or any other measures prepared under GAAP. Because these non-GAAP measures exclude some but not all items that affect net income (loss) and may vary among companies, the amounts presented may not be comparable to similar metrics of other companies. Cautionary Statement Regarding Oil and Gas Quantities The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves, which are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible— from a given date forward, from known reservoirs, and under existing economic conditions (using unweighted average 12-month first day of the month prices), operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities of the exploration and development companies may justify revisions of estimates that were made previously. If significant, such revisions could impact Chord’s strategy and future prospects. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. The SEC also permits the disclosure of separate estimates of probable or possible reserves that meet SEC definitions for such reserves; however, neither Chord nor Enerplus currently discloses probable or possible reserves in its SEC filings. The production forecasts and expectations of the combined company for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases. 2

Creating a Premier Williston Basin Oil Operator

Chord Energy

Chord Energy + enerPLUS

Top Tier Asset & Operations

- Chord ~$7.5B market cap[1] Williston operator with a leading production profile: 99.0 MBopd / 168.4 Mboepd in 1Q24
- ~10 years of oil-weighted, low breakeven locations

Financial Strength with Upside Potential

- Superior return of capital framework: 75%+ of FCF
  - Buybacks, variable dividends, and resilient base dividend $1.25/sh./Q ($5.00 annually)
- Best-in-class balance sheet (0.1x leverage at 1Q24)

Significant Scale, Synergies & Accretion

- Chord + Enerplus >$11B market cap[1] Williston operator and largest producer in Williston Basin: 279Mboe/d (254Mboe/d Williston) PF in 4Q23
- Enerplus brings *best-in-class* core Williston Basin inventory, with combined inventory supporting ~10 years of development[2]
- Expected to generate $200MM+/year in synergies and accretive to key metrics

Combining Best Practices Enhances FCF

- Creates a leading Williston operator, combining best practices from decades of in-basin development by Chord and Enerplus
- Enhanced free cash flow profile coupled with leading shareholder return framework and strong balance sheet (0.3x leverage estimated at 2Q24)

1) Based on close price on May 30, 2024. Pro Forma includes 20.7MM shares issued at close of merger with Enerplus
2) At 2024E development pace. Economic locations (>10% IRR @ $60/Bbl WTI flat). Source: Management estimates

3

Positive Rate of Change Continues with Enerplus Top-Tier Assets and Basin Expertise Premier Williston Acreage Position • ERF’s top-tier assets expected to “jump the s-curve” applying Chord’s technical knowledge • Low break-even drilling inventory and peer-leading oil-weighted production • Prioritize efficient/sustainable free cash flow through disciplined capital allocation • Spacing density & lateral length optimization Combining Best Practices • Expansion of 3-mile lateral opportunities • Efficient/continuous drilling and frac operations • Improving cycle times with faster drill times and simulfrac completions • Facility cost savings through design/prefabrication • Reducing downtime enhances base production and lowers operating costs Sustainable Operations Enerplus Marcellus Acreage • Dedicated to operating in a safe, sustainable manner • Implementing best practices from each company to improve performance • Strong gas capture in 2023 and targeting further improvement 4

Chord + Enerplus = Compelling Investment Opportunity 1 Highlights 2025E EBITDA Multiple 4.8x 4.4x 4.2x 4.1x • Asset continues to outperform expectations 3.9x • Better performance with wider spacing • 3-mile laterals improving returns, upside with 4-mile laterals • Extensive analogs across basin improve predictability • Minimal parent / child interference in development program • Lowering downtime, improving base performance • Track record of prudent capital allocation • Enerplus combination enhances scale and returns CHRD PR OVV MRO CTRA 2 1 Leverage (2025E EBITDA) 2025E FCF Yield 11% 0.9x 10% 9% 9% 8% 0.3x CHRD Peer Avg CHRD MRO CTRA PR OVV 5 1) Based on FactSet FY25 consensus as of 5/3/24 2) Peers based on FactSet latest public filings and FY25E consensus EBITDA. Chord based on estimated leverage at 2Q24. Peers include, CTRA, MRO, OVV and PR

Chord’s Leading Financial Position Credit Ratings • S&P BB- • Moody’s Ba2 • Positive outlooks issued in February 2024 • Enerplus combination strengthens financial profile Low Leverage • 0.3x pro forma estimated at 2Q24 1 • Target sub-1x in normalized price environment • Financial strength supports resiliency of development program • Provides optionality for strategic actions Strong Liquidity 2 • Borrowing base $3B with $1.5B of elected commitments • Chord $400MM senior unsecured notes due 2026 • Enerplus borrowings expected to be paid after close 6 1) Based on next twelve months EBITDA run at $65 WTI and $3 HH, excluding the impact of hedges 2) Reflects amendment to the amended and restated credit agreement dated May 31, 2024

Chord’s Standalone Return of Capital Program 1 2024 Capital Allocation 2023 Return of Capital (“RoC”) $2,000 Significant Cash Generation ~$1.8B 2024 EBITDA - $1.9B Returned Since $1,728 July 2022 $1,500 $(955) ~$646MM Returned in $1,000 2 FY23 $127 $773 $151 $905MM - $945MM ~$870MM 2024 FCF $500 $495 2024 CapEx Return of Capital / Debt Investment in Business Repayment / Enhanced D&C: 80% of Total Flexibility $- EBITDA CapEx/Cash FCF RoC + Optionality • Focus on flat+ organic growth • 75% of FCF returned to Interest/Cash Tax • Investments deliver strong investors = ~$15/share (~8% 3 returns: ~70% average IRR at yield) $80/$2.50 Optionality • Reinvestment rate: ~50% Share Repurchases Framework Dividends • Below 0.5x leverage: 75%+ of FCF (Base/Variable) • Below 1.0x leverage: 50%+ of FCF • >1.0x leverage: Base dividend+ • Base dividend: $5.00/sh. annualized 1) Reflects FY24 Chord standalone guidance (Q1: actual; Q2 – Q4: $80/$2.50) and does not include the impacts of the close of the merger with Enerplus 7 2) Represents RoC paid in FY23 3) Based on 42.7MM diluted shares at 3/31/24 $Millions

Cumulative Oil Longer Laterals Improving Returns 2 Longer Laterals Drive Better Economics Increasing 3-Mile TILs • ~25pt IRR increase: 40%+ higher EUR / ~20% increase in well costs 67% 70% o Economics in western acreage comparable to 2-mile basin core 60% rd • Estimating 80% productivity for 3 mile 49% 50% o Update to productivity assessment expected in 3Q24 40% • ~60% of gross operated inventory • Improving efficiencies through faster cycle times on drill and 30% cleanout, while successfully reaching TD on cleanouts 18% 20% o Drill times avg. ~10.3 days at YE23 (25% improvement Y/Y) 10% 3% • 3-mile well performance meeting expectations 0% 0% • 4-mile spuds planned for around year-end 2024 2020 2021 2022 2023 2024 1 3 0 Painted Woods Well Performance Longer Laterals Increase EUR 0 0 >~30% outpacing Lower IP’s 0 ~40%+ cum. 0 expectations per foot uplift 0 0 0 0 0 0 0 0 0 0 0 - 0 30 60 90 120 150 180 210 240 0 10 20 30 40 50 Producing Days Producing Months 8 2-Mile 3-Mile 2-Mile 3-Mile 1) 3-mile CHRD Painted Woods wells (4 wells) and 2-mile analogs (33 wells) at similar spacing; 2) 3-mile gross operated TILs as a percentage of total gross operated TILs; 3) Type curve for wells on western section of Painted Woods Cumulative Oil Oil Rate per Foot Percentage of Gross Operated TILs

Committed to continuous improvement of ESG Performance Chord maintains sustainable energy practices that exemplify our commitment to energy security and availability Environmental Scope 1 Intensity Methane Reduction Spill Management Biodiversity 53% 47% 54% <1% Decrease in operated Decrease in operated Reduction in secondary Of Proved or Probable Scope 1 GHG emissions Scope 1 methane containment spill reserves in or near intensity in 2022 since emissions intensity in intensity in 2022 since protected habitat sites or 2019 2022 since 2019 2019 identified endangered species Social Turnover Rate Safety Performance Driving Safety Social Investment 8% 47% 14% ~$1MM Voluntary turnover rate in Year-over-year reduction Year-over-year reduction Donated to education, 2022 in Total Recordable in Preventable Vehicle community and mental Incident Rate as Incident Rate as health organizations in compared to 2021 compared to 2021 2022 Governance Diversity Independence Experience Engagement 50% 80% 90% 250+ Of Directors are women Of Directors are Of the Board have prior Face-to-face interactions Independent E&P experience with shareholders in 2022 9

Chord Energy = Premier FCF Focused E&P

Premier Williston Operator with Top Tier Assets

Enhances size and scale with high quality assets across >1MM net acres and low breakeven pricing

Significant and Resilient Free Cash Flow Generation

~$870MM[1] FCF and ~50%[1] reinvestment rate

Capital Returns Program to Deliver Significant Value

Peer leading return of capital program through base and variable dividends and share buybacks

Enhances Position as Low-Cost Operator

Implementing operational best practices to further advance efficiencies

Experienced and Talented Teams

Williston Basin expertise, outstanding talent and best practices drive operational excellence

Compelling Long Term Value Proposition

Attractive valuation vs peers results in compelling investment opportunity

1) Reflects FY24 Chord standalone guidance (Q1: actual; Q2 – Q4: $80/$2.50) and does not include the impacts of the close of the merger with Enerplus

10

Supplementary Information

Chord + Enerplus Transaction Overview

Transaction Structure

- Combined ~$12B enterprise value, inclusive of Enerplus' net debt[1]
- Each Enerplus common share exchanged for 0.10125 shares of Chord common stock and US$1.84 per share in cash, representing 90% stock / 10% cash consideration
- Pro forma equity ownership: ~67% Chord, ~33% Enerplus
- Enerplus declared a one-time special dividend of $0.232675 per common share of Enerplus to equalize its quarterly dividend payment to that made by Chord, after giving effect to the exchange ratio[2]

Synergies & Accretion

- $200MM+/year in identified administrative and operational cost synergies anticipated; will combine operational best practices to further advance efficiencies
- Accretive on all near and long-term metrics

Leadership & Governance

- Chord's executive management team to lead combined company
- Board of Directors
  - 7 Chord representatives (including Danny Brown, serving as President and CEO, Susan Cunningham, serving as Chair of the Board, Douglas Brooks, Samantha Holroyd, Kevin McCarthy, Anne Taylor and Marguerite Woung-Chapman)
  - 4 Enerplus representatives (including Ian Dundas, serving as Advisor to the CEO, Hilary Foulkes, Ward Polzin, and Jeffrey Sheets)

Approvals & Timing

- Closed May 31, 2024

A Premier Williston Acreage Position



Chord Energy
North Dakota
Divide
Burke
Renville
Roosevelt
Williams
Mountrail
Ward
Richland
McKenzie
McLean
Dunn
Mercer
Billings
Stark
Morton
Slope
Enerplus Marcellus Acreage
Steuben
Chemung
Tioga
New York
Pennsylvania
Tioga
Bradford
Susquehanna
Wyoming
Sullivan
Lackawanna
Lycoming
Luzerne
Clinton
enerPLUS

Combination of premier Williston operators creates an oil-weighted pure play, positioned to deliver significant free cash flow

1) Based on close price on May 30, 2024
2) Declared by the board of directors of Enerplus on May 23, 2024. Payable on June 4, 2024 to Enerplus shareholders of record as of May 30, 2024

12

Premier Leadership Team Aligned with Shareholders

Chord Energy

Pro Forma Chord Leadership Team

- Strong strategic and cultural alignment
- Talented team brings operating best practices
- Management team with deep energy industry, M&A and operational backgrounds
- Significant Williston experience
- Experience from Anadarko, ConocoPhillips, Encana, Enerplus, Noble Energy & Ranger Oil
- Management equity compensation program focused on driving shareholder value creation



Susan Cunningham
Board Chair

- Former Whiting director since September 2020
- Former EVP, EHSR and New Frontiers at Noble Energy
- Multiple roles at Texaco, Statoil, and Amoco



Danny Brown
Director, President & Chief Executive Officer

- Former Oasis director & CEO since April 2021
- Former EVP, US Onshore at Anadarko; Former EVP, Deepwater/International at Anadarko



Ian Dundas
Director & Advisor to CEO

- Current Enerplus director & CEO since 2013
- Multiple roles at Enerplus before CEO including COO and VP BD
- Several executive positions in merchant banking prior to Enerplus



Michael Lou
Chief Strategy Officer & Chief Commercial Officer

- Chord EVP & CFO until March 2024
- Former Oasis EVP and CFO
- Former Oasis SVP, Finance, President and Director at Oasis Midstream Partners
- 10 Years Investment Banking Experience



Darrin Henke
Chief Operating Officer

- Former President and CEO of Ranger Oil Corporation since 2020
- Former CEO of Gary Permian & Gary Petroleum Partners, LLC
- Former VP at Encana



Shannon Kinney
Chief Administrative Officer, General Counsel & Corporate Secretary

- Former VP, Deputy General Counsel, Chief Compliance Officer and Corporate Secretary for ConocoPhillips
- Former Deputy General Counsel and Corporate Secretary at TPC Group



Richard Robuck
Chief Financial Officer

- Chord SVP, Corporate Planning and Investor Relations until March 2024
- Former Oasis SVP, Finance and Treasurer and CFO at Oasis Midstream Partners
- Former VP at Grande Communications and Southern Ute Alternative Energy

13

Complementary Combination Results in Significant Synergies Combination drives $200MM+/year in expected cost savings $50MM increase from initial target Initiates in late 2025, largely realized in 2026 Current $200MM+ $70MM+ Beginning in 2025 View +$50MM Beginning immediately and $80MM+ growing in 2025 $150MM Announced $50MM+ General and Drilling, Completions & Lease Operating Total Facilities Administrative Expenses Synergies Chord has a proven track record of capturing and growing synergistic value in Williston merger integration 14

Compelling Valuation and Returns Profile 1 2 2024 Free Cash Flow Outlook 2024 Reinvestment Rate $1,400 16% 65% 14% 13% $1,200 60% 60% 58% 55% Peer 11% 12% 58% Average $1,000 10% 55% 9% XOP 8.7% $800 ($79 WTI) 8% 52% $600 50% 49% 6% $400 4% 45% $200 2% $- 0% 40% $70/Bbl $80/Bbl $90/Bbl A CHRD B C D 15 1) Reflects FY24 Chord standalone guidance midpoint adjusted for WTI assumption and does not include impacts of the close of the merger with Enerplus 2) Peers based on FactSet FY24 consensus estimates as of 5/3/2024. Chord based on midpoint FY24 standalone guidance. Peers include CTRA, MRO, OVV and PR FCF ($MM) FCF Yield Reinvestment Rate

Return of Capital

Chord Energy

Aim for peer-leading return of capital

— Below 0.5x leverage:	75%+ of FCF
— Below 1.0x leverage:	50%+ of FCF
— >1.0x leverage:	Base dividend+ ($5.00/sh annual)

Calculation

- Target return of capital (RoC) determined at quarter-end based on financial performance and estimated forward leverage
  - Base dividend subtracted from target RoC
  - Remainder of target RoC distributed through share repurchases or variable dividends
  - Share repurchases during quarter reduce cash available for variable dividends
  - Base/variable dividends are declared with earnings results; expected cash distribution in following Q (e.g. 1Q24 base/variable dividends to be paid in 2Q24)
  - Leverage Calculation:
    - Net Debt: Debt less cash measured at quarter-end
    - EBITDA: estimate for next twelve months run at $65 WTI and $3 HH, excluding the impact of hedges

1Q24 Return of Capital ($MM, except per share)[1]

	$204	1Q24 Free Cash Flow[2,3]
x	75%	Target 75%+ at Current Leverage
=	$153	Target Return of Capital
-	$52	Base Quarterly Dividend of $1.25/share[4]
=	$101	Return of Capital After Base Dividend
-	$30	Share Repurchases
=	$71	Variable Dividend of $1.69/share

Combined Dividend: $2.94/share

1) Reflects Chord standalone 1Q24 return of capital and does not include impacts of the close of the merger with Enerplus
2) Non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to the most comparable GAAP measure can be found on Chord's website at https://ir.chordenergy.com/non-gaap
3) Excludes $3.9MM of reimbursed non-op capital
4) Based on estimated 41.7MM shares outstanding

16

2024 Updated Outlook

Chord Energy

Development Highlights[1]

- 6 Rigs
- Gross Operated TIL Estimate
  - 163 – 193 in FY24, ~75% WI
  - 62 – 73 in 2Q24



Montana
North Dakota
Divide
Burke
Renville
Sheridan
Williams
Roosevelt
Mountrail
Ward
Richland
McKenzie
McLean
Dunn
Mercer
Billings
Williams County
Red Bank
Wheelock
Wild Woods
Montana North
Painted Woods
Wild Tarpon
Sanish
Montana South
Indian Butte
Hidden Antelope
FBIR
Little Knife
Murphy Creek
Focus Area
Long-Term Upside
2024 Development Area

2024 Pro Forma Outlook[1,2]

	1Q24A	2Q24E	2H24E	FY24E
Oil volumes (MBopd)	145.3	152.2	154.5	151.7
NGL volumes (MBblpd)	44.7	46.3	46.1	45.8
Natural gas volumes (MMcfpd)	393.6	409.0	413.0	407.2
Total volumes (MBoepd)	255.6	266.7	269.4	265.3
E&P and other CapEx ($MM)	$381	$475	$619	$1,475

Combined Guidance Ranges

	2Q24[3]	2H24
Oil volumes (MBopd)	115.6 - 118.6	152.3 - 156.8
NGL volumes (MBblpd)	37.9 - 38.9	45.4 - 46.8
Natural gas volumes (MMcfpd)	280.6 - 286.6	408.0 - 418.0
Total volumes (MBoepd)	199.5 - 206.1	265.7 - 273.2
E&P and other CapEx ($MM)	$335 - $355	$599 - $639

- 2024 oil volumes and capital outlook unchanged from guidance announced by Chord and Enerplus in February 2024 (reiterated early May)
- E&P and other CapEx anticipated to decrease in 2H24 resulting from program acceleration into 1H24
- Program acceleration into 1H24 drives anticipated volume increase in 3Q24, while 4Q24 volumes expected to decline from 3Q24

1) Reflects Chord and Enerplus on a pro forma basis
2) 1Q24 based on Chord and Enerplus pro forma actuals. 2Q24 and 2H24 based on midpoint of pro forma public guidance
3) Reflects Enerplus for the month of June 30, 2024 and Chord for the three months ended June 30, 2024

17

Chord Financial and Operational Results[1]

Chord Energy

Financial Highlights ($MM)	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Oil Revenues	$648	$776	$761	$679
NGL Revenues	29	41	46	47
Gas Revenues	19	24	23	22
Total Oil & Gas Revenue	**695**	**841**	**830**	**748**
Operating Costs				
LOE	159	177	170	159
Cash GP&T[2]	48	51	51	51
Cash G&A[2,3]	18	14	13	14
Production Taxes	58	72	69	64
Total Operating Costs	**283**	**314**	**303**	**288**
Purchased Oil and Gas Margin	0.4	1	1	1
Realized Hedges	(51)	(63)	(50)	(1)
Other Income	5	2	1	3
Distributions from Investment in Affiliate	3	3	2	2
Adjusted EBITDA[2]	**370**	**469**	**481**	**465**
E&P and Other CapEx[4]	246	254	205	254
Cash Interest[2]	7	8	7	7
Cash Taxes	-	-	17	-
Adjusted Free Cash Flow[2]	**$116**	**$207**	**$251**	**$204**
Return of Capital[5]				
Base Dividend	$52	$52	$52	$52
Variable Dividend	5	52	83	71
Share Repurchases	31	52	53	30
Total Return of Capital	**$88**	**$156**	**$188**	**$153**

Key Operating Statistics	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Oil Production (MBopd)	96.4	101.4	106.2	99.0
NGL Production (MBoepd)	36.0	36.0	38.1	34.4
Gas Production (MBoepd)	36.6	38.6	39.4	35.0
Total Production (MBoepd)	**169.0**	**176.0**	**183.8**	**168.4**
Operating Costs (per boe)				
LOE	10.31	10.94	10.05	10.39
Cash GPT[2]	3.15	3.16	3.04	3.30
Cash G&A[2]	1.15	0.85	0.77	0.95
Production Taxes	3.80	4.48	4.05	4.17
Total Operating Costs	**18.41**	**19.42**	**17.91**	**18.80**
Adjusted EBITDA per boe	**$ 24.04**	**$ 28.97**	**$ 28.45**	**$ 30.33**

Additional Operating Statistics	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Gross operated TILs	22	45	12	29
Net operated TILs	18	32	9	23
NYMEX WTI ($/Bbl)	$ 73.75	$ 82.53	$ 78.40	$ 77.04
Realized Oil Price	73.89	83.22	77.88	75.32
Realized NGL Price	8.70	12.38	13.09	15.09
NYMEX Henry Hub ($/MMBtu)	2.10	2.55	2.87	2.26
Realized Natural Gas Price	0.95	1.11	1.06	1.16

Balance Sheet ($MM)	
Borrowing Base	$2,500
Elected Commitments	1,000
Revolver Borrowings	-
Senior Notes	400
Total Debt	**400**
Cash	296
Liquidity	1,287
Net Debt to Annualized Adjusted EBITDA	**0.1x**
LCs	8.9

1) Reflects Chord standalone and does not include impacts of the close of the merger with Enerplus
2) Non-GAAP financial measure. A reconciliation of this non-GAAP financial measure to the most comparable GAAP measure can be found at https://ir.chordenergy.com/non-gaap
3) 2Q23 and 1Q24 exclude merger-related costs of $6.9MM and $8.1MM, respectively
4) 2Q23, 4Q23 and 1Q24 exclude reimbursed non-operated capital of $10.9MM, $3.5MM and $3.9MM, respectively
5) Reflects anticipated return of capital on date of announcement

18

1 Chord Energy Hedges 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 FY24 FY25 FY26 Crude Oil - Collars Volume (Bbl/d) 16, 000 21,000 19, 000 16,000 5, 000 5, 000 3, 000 - 17,997 3, 236 - Floor ($/Bbl) $ 65.31 $ 66.90 $ 67.11 $ 65. 94 $ 60. 00 $ 60. 00 $ 60. 00 $ - $ 66. 39 $ 60. 00 $ - Cap ($/Bbl) $ 85.93 $ 84. 86 $ 83.05 $ 81. 96 $ 78.14 $ 78. 14 $ 82.02 $ - $ 83. 97 $ 79. 05 $ - Crude Oil - 3-Way Collars Volume (Bbl/d) - - 4, 000 4, 000 7, 000 7, 000 6, 000 6, 000 2, 011 6, 496 740 Sub-floor ($/Bbl) $ - $ - $ 55.00 $ 55.00 $ 52.86 $ 52. 86 $ 52. 50 $ 52. 50 $ 55.00 $ 52.69 $ 50.00 Floor ($/Bbl) $ - $ - $ 71.25 $ 71.25 $ 67.86 $ 67. 86 $ 67. 50 $ 67. 50 $ 71.25 $ 67. 69 $ 65.00 Cap ($/Bbl) $ - $ - $ 92. 14 $ 92. 14 $ 82. 82 $ 82. 82 $ 81. 37 $ 81. 37 $ 92. 14 $ 82. 14 $ 83.70 Crude Oil - Swaps Volume (Bbl/d) 1, 000 7, 000 3, 000 3, 000 - - - - 3, 497 - - Strike ($/Bbl) $ 69. 27 $ 77. 98 $ 76. 43 $ 76.43 $ - $ - $ - $ - $ 76. 69 $ - $ - Natural Gas - Swaps Volume (MMBtu/d) - - - - 3, 600 3, 600 - - - 1, 785 - Strike ($/MMBtu) $ - $ - $ - $ - $ 3. 93 $ 3.93 $ - $ - $ - $ 3. 93 $ - 19 1) Chord standalone hedge book as of 5/6/24